Exhibit 99.15

                                                 Approved by:
                                                 ____________

                          PROMISSORY NOTE

$2,500,000.00                           Pittsfield, Massachusetts
                                        Date: September 29, 1999

FOR VALUE RECEIVED, PITTSFIELD MOLD & TOOL, INC., a Massachusetts corporation, with a mailing address for the purposes hereof at 10 Betnr Industrial Drive, Pittsfield, Massachusetts 01201 (the "Borrower") promises to pay to the order of BERKSHIRE BANK, a Massachusetts banking corporation with its principal office and place of business at 24 North Street, P. O. Box 1308, Pittsfield, Massachusetts 01202 ("Lender") the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) (the "Loan")as hereinafter set forth with interest on the unpaid principal balance of such amount from the date of this Note at the Interest Rate (hereinafter defined). This Note is secured by a mortgage and security agreement (the "Mortgage") dated even date herewith which creates a first priority mortgage and security interest on certain real property located in Pittsfield, Massachusetts (the "Real Property"), and certain personal property; an assignment of rents and leases (the "Assignment") which will conditionally assign all rents and absolutely assign all leases applicable to the Real Property to Lender; the irrevocable and unconditional guaranty of payment by United Shields Corporation (the "Guarantor") of the Loan set forth in a guaranty of payment from the Guarantor to Lender (the "Guaranty"); and such other security as may now or hereafter be given to Lender as collateral for the Loan. This Note, the Mortgage, the Assignment, the Guaranty, and all other documents evidencing, securing and/or relating to the Loan, are hereinafter collectively referred to as the "Loan Documents".

                                 I

                           DEFINITIONS

(a) "BASE RATE" shall mean the rate of interest set, determined or announced on a periodic basis by Lender as its "Base Rate" which rate of interest is not necessarily the lowest rate charged by Lender on loans and other credits; and loans and other credits may be extended by Lender at rates both above and below the Base Rate.

(b) "INTEREST RATE" shall mean the rate of interest to be paid by Borrower on any outstanding principal due under this Note and shall be equal to 8.25 percent (8.25%) per annum up to and through the payment due hereunder on September 29, 2000. The interest rate charged hereunder shall be reviewed by Lender on each September 29th hereafter (each an "Anniversary Date") and shall be equal to the Base Rate in effect on each Anniversary Date, which rate shall be set on each Anniversary Date occurring during the term of the Loan commencing with said Anniversary Date and shall remain in effect until midnight on the calendar day immediately preceding the next Anniversary Date.

(c)"LOAN YEAR" shall mean the period between the date hereof and September 29, 2000 for the first Loan Year and each succeeding twelve (12) month period until the Maturity Date.

(d) "MATURITY DATE" shall mean September 29, 2019.

                             II

                           INTEREST

(a) COMPUTATION OF INTEREST. Interest on the outstanding principal balance of this Note shall be computed on the basis of "a 360-day year for the actual number of days elapsed" (such phrase, as used throughout this Note, shall mean that in computing interest for the subject period, the interest rate shall be multiplied by a fraction, the denominator of which is 360 and the numerator of which is the actual number of days elapsed from the date of the first disbursement of the Loan or the date of the preceding interest and/or principal due date, as the case may be, to the date of the next interest and/or principal due date). Interest shall accrue until the date of receipt of payment.

(b) INTEREST CHANGE PROCEDURES. Any change in the Base Rate shall effect a corresponding change in the Interest Rate without notice to the Borrower, such change to take effect on each Anniversary Date, shall be based on the Base Rate then in effect and shall thereafter be fixed for that Loan Year.

                              III

              PAYMENT OF PRINCIPAL AND INTEREST

Commencing on October 29, 1999 and continuing on the 29th day of each month thereafter until September 29, 2000, Borrower shall pay twelve (12) equal consecutive monthly installments of principal and interest at the Interest Rate in the amount sufficient to amortize the then outstanding principal balance due hereunder over the period ending on the Maturity Date (the "Amortization Period"). On each Anniversary Date, the required monthly payments for the next succeeding twelve (12) months shall be recalculated by Lender to an amount sufficient, at the Interest Rate in effect on such Anniversary Date, to amortize the then outstanding principal balance hereunder over the Amortization Period, and said payments shall continue until the Maturity Date (or such earlier date in the event Lender accelerates Borrower's obligations hereunder pursuant to its rights under the Loan Documents), when the full outstanding balance of principal remaining plus accrued interest shall be fully due and payable. Based on the initial Interest Rate to be charged on principal due hereunder for the first twelve (12) months of the term of the Loan, the monthly principal and interest payments due for the first twelve (12) months of the term of the Loan shall be TWENTY ONE THOUSAND FOUR HUNDRED NINETY THREE AND 19/100 DOLLARS ($21,493.19).

                               IV

                        GENERAL CONDITIONS

(a) METHOD OF PAYMENT. All payments under this Note are payable at 24 North Street, P.O. Box 1308, Pittsfield, Massachusetts 01202 or at such other place as Lender shall notify Borrower in writing. Lender reserves the right to require any payment on this Note, whether such payment is of a regular installment or represents a prepayment, to be by wired federal funds or other immediately available funds or to be paid at a place other than the above address.

(b) APPLICATION OF PAYMENTS RECEIVED. Except as otherwise provided in this Note, all payments received by Lender on this Note shall be applied by Lender as follows:

FIRST, to accrued and unpaid interest then due and owing; and

SECOND, to the reduction of principal of this Note; and

THIRD, to any unpaid Late Payment Charges (herein below defined).

If an Event of Default (hereinbelow defined) occurs, or an event which, but for the passage of time, the giving of notice, or both would constitute an Event of Default, Lender may apply any payments received to any sums due hereunder or under any other
Loan Document in such manner as it deems appropriate.

(c) LATE PAYMENT CHARGES. If Borrower fails to pay any amount of principal and/or interest on this Note for ten (10) days after such payment becomes due, whether by acceleration or otherwise, Lender may, at its option, whether immediately or at the time of final payment of the amounts evidenced by this Note, impose a late payment charge (the "Late Payment Charge") computed by multiplying the amount of each past due payment by five percent (5.00%).
Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness secured by any of the Loan Documents. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purpose of compensating Lender for the difficulty in computing the actual amount of damages incurred by Lender as a result of the late payment by Borrower.

(d) DEFAULT RATE. Principal and any accrued interest not paid when due, whether at the Maturity Date or resulting from the acceleration of the Maturity Date upon the occurrence of an Event of Default (as such term is defined herein), and any advances which are made by the holder pursuant to any provision of any other instruments or agreements securing this Note from the date of any such advance shall bear interest at a rate of four percent (4.00%) above the Base Rate, but in no event at an annual interest rate greater than the maximum amount permitted by applicable law.

(e) PREPAYMENT. If the principal balance is prepaid in whole or in part, at any time and from time to time prior to September 29, 2004, the Borrower will pay to the Lender a sum equal to the following amounts of principal so prepaid: five percent (5.00%) of any prepayment on or before September 29, 2000; four percent (4.00%) of any prepayment on or before September 29, 2001; three percent (3.00%) of any prepayment on or before September 29, 2002; two percent (2.00%) of any prepayment on or before September 29, 2003; and one percent (1.00%) of any prepayment on or before September 29, 2004. The receipt and application of any principal prepayment shall result in a re-calculation of the amortization of the then outstanding principal balance of the Loan.

In the event Lender receives partial prepayments, or in the event that Lender shall receive proceeds of condemnation or insurance proceeds for application against the Loan, such prepayments and proceeds shall be applied to installments of principal in the inverse order of maturity and no prepayment consideration shall be deducted from such prepayments or such condemnation or insurance proceeds.

(f) ACCELERATION.  If:

(i) Borrower shall fail to pay any sum due on this Note within thirty (30) days of the date the same is due; or

(ii) Borrower shall fail to perform any other obligation required to be performed by Borrower under this Note, or any other Loan Document, for ten (10) days after Lender has given written notice of such failure to Borrower provided that in the case of any such failure which is susceptible to cure but cannot be cured within ten (10) days through the exercise of due diligence, so long as the Borrower commences such cure within such ten (10) day period, such failure remains susceptible to cure, and the Borrower diligently pursues such cure, such failure shall not be deemed to create an Event of Default hereunder; or

(iii) Any warranty, representation or other statement by or on behalf of Borrower, or Guarantor in any instrument furnished in compliance with or in reference to this Note be false or misleading in any material respect; or

(iv) Borrower or Guarantor shall generally not be paying debts as they become due or file a petition or seek relief under or take advantage of any insolvency law; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of Borrower or any Guarantor or of the whole or substantially all of Borrower's or any Guarantor's property or of any collateral pledged as security for this Note; or if Borrower or Guarantor shall file a petition under any chapter of the United States Bankruptcy Code, as amended (or any successor statute thereto), or file a petition or seek relief under or take advantage of any other similar law or statute of the United States of America, any State thereof, or any foreign country or subdivision thereof; or

(v) A court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of Borrower or any Guarantor or of the whole or substantially all of Borrower's or Guarantors' property, or any portion of the collateral pledged as security for this Note, or enter an order for relief against Borrower or Guarantor in any case commenced under any chapter of the United States Bankruptcy Code, as amended (or any successor statute thereto), or grant relief under any other similar law or statute of the United States of America, any State thereof, or any foreign country or subdivision thereof and the same is not stayed or discharged within ninety (90) days of entry; or

(vi) Under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession from Borrower or Guarantor of all or substantially all of Borrower's or Guarantor's property or any portion of any collateral pledged as security for this Note; or

(vii) There shall be commenced against Borrower or Guarantor any proceeding for any of the foregoing relief or if a petition is filed against Borrower or Guarantor under any chapter of the United States Bankruptcy Code, as amended (or any successor statute thereto), or under any other similar law or statute of the United States of America, any State thereof, or any foreign country or subdivision thereof, and such proceeding or petition remains undismissed for a period of ninety (90) days or if Borrower or Guarantor by any act indicates consent to, approval of or acquiescence in any such proceeding or petition; or

(viii) Lender shall receive a notice to creditors with regard to a bulk transfer by Borrower or Guarantor pursuant to Article VI of any applicable Uniform Commercial Code; or

(ix) A judgement shall enter or a tax lien be filed against the Borrower or the property of the Borrower and shall not be satisfied or bonded to the satisfaction of the Lender within sixty
(60) days of entry or recording, as the case may be; or

(x) the liquidation or dissolution of either of the Borrower or a Guarantor shall occur; or

(xi) Borrower or Guarantor shall fail to comply with the terms of or an "event of default" occurs under any other loan transaction or credit arrangement of any kind with Lender, and Borrower or Guarantor shall fail to cure such event of default within any applicable cure period provided for in the respective Loan Document; or

(xii) an "Event of Default", as said term is defined in any other
Loan Document, shall occur;

then, and in any such event (an "Event of Default"), the Lender may, at its option and subject to Borrower's right to cure such Event of Default within any such applicable cure period, declare the entire unpaid balance of this Note together with interest accrued thereon and any other sums due hereunder or under the Loan Documents, to be immediately due and payable and Lender may proceed to exercise any rights or remedies that it may have under this Note or any other Loan Documents, or such other rights and remedies which Lender may have at law, equity or otherwise. In the event of such acceleration, Borrower may discharge its obligations to Lender by paying:

(i) accrued interest computed in the manner set forth above, plus

(ii) the unpaid principal balance hereof as at the date of such payment, plus

(iii) any Late Payment Charge computed in the manner set forth above, plus

(iv) any other sum due and owing Lender under this Note or any other Loan Document.

(g) COSTS AND EXPENSES ON DEFAULT. After default, in addition to principal, interest and any Late Payment Charge, Lender shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys' fee, incurred in connection with the protection or realization of collateral or in connection with any of Lender's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be added to the principal due hereunder and shall be payable on demand and until paid shall be secured by the Loan Documents and by all other collateral held by Lender as security for Borrower's obligations to Lender.

(h) NO WAIVER BY LENDER. No failure on the part of Lender or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default, shall constitute a waiver thereof, and no waiver of any past right, remedy, or Event of Default shall constitute a waiver of any future default or of any other default. No failure to accelerate the Loan evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a reinstatement of the Loan evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which Lender may have, whether by the laws of the state governing this Note, by agreement or otherwise; and Borrower and each endorser or Guarantor hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

(i) FINANCIAL INFORMATION.   Borrower will at all times keep
proper books of records and accounts in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender within 115 days after the end of each fiscal year a copy of the annual financial statements of Borrower relating to the prior fiscal year such statements to include (i) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of changes in the financial position of Borrower for such fiscal year prepared on an audit level basis by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender by within 115 days after the end of each fiscal year a copy of the Guarantor's year-end form 10-KSB report (or such other similar report if such report shall no longer be prepared) and, from time to time, at the request of the Lender, such other financial information with respect to Borrower and the Guarantor as the Lender may reasonably request. In addition, the Borrower shall by the 30th day of each month deliver to the Lender, management prepared financial statements as of the last day of the previous month and by the 60th day after the end of a fiscal quarter each of the Guarantor's quarterly form 10-QSB (or such other similar report if such report shall no longer be prepared). All of the foregoing reports and financial statements will be signed by the chief financial officer of the Borrower and Guarantor, as the case may be, and certified to the Lender as being true and accurate.

If the Borrower shall fail to provide the financial statements, tax returns and other information as required by this paragraph
(i) (a "Financial Information Default"), then, in addition to all of Lender's other rights and remedies, at Lender's option commencing three days after written notice (the "Adjustment Date") of such Financial Information Default is sent by Lender to the Borrower, the Interest Rate shall be increased by one quarter of one percent (0.25%) per annum for the first thirty (30) days after the Adjustment Date, and the Interest Rate shall be increased by one quarter of one percent (0.25%) 30 days after the Adjustment Date and each 30 days thereafter, but in no event beyond the maximum interest rate permitted by applicable law. Such higher interest rates shall apply to the entire outstanding principal balance then due under this Note. Effective upon the curing of such Financial Information Default, as determined by the Lender in its sole and exclusive discretion, the Interest Rate shall revert to that set forth in Article I of this Note. Borrower acknowledges that such increase in the Interest Rate is intended to compensate Lender for the potentially higher credit risk and increased administrative costs associated with such failure to furnish timely financial statements, tax returns and other information.

(j) WAIVER BY BORROWER. Borrower and each endorser or Guarantor of this Note hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including but not limited to exemptions provided by or allowed under the United States Bankruptcy Code, both as to itself personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

(k) COMPLIANCE WITH USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Lender or the holder hereof, or collected by Lender or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Lender or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby and thereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower, any endorser or Guarantor and Lender.

(l) GOVERNING LAW; SUBMISSION TO JURISDICTION. This Note shall be governed by and construed under the laws of the Commonwealth of Massachusetts and shall have the effect of a sealed instrument. Borrower and each endorser or Guarantor hereby submits to personal jurisdiction in Berkshire County in said Commonwealth for the enforcement of Borrower's obligations hereunder or under any other Loan Document and waives any and all personal rights under the law of any other state to object to jurisdiction within such Commonwealth for the purposes of litigation to enforce such obligations of Borrower.

(m) WAIVER OF JURY TRIAL. LENDER AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, ANY OTHER LOAN DOCUMENT OR THE LOAN, OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION WITH THE LOAN, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN THE BORROWER AND LENDER.

(n) AUTHORITY OF LENDER. Borrower authorizes Lender to date this Note as of the day when the Loan is made and to complete or correct this Note as to any terms of the Loan set forth in the Lender's Commitment Letter dated July 8, 1999 and not set forth herein at the time of delivery hereof.

(o) NOTICES. Any notices required or permitted to be given hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service.

(p) LIABILITY IF MORE THAN ONE BORROWER. If more than one person or entity executes this Note as a Borrower, all of said persons or entities are jointly and severally liable hereunder.

(q) ENTIRE AGREEMENT. This Note and the other Loan Documents constitute the entire understanding between Borrower, the Guarantors, if any, and Lender and to the extent that any writings not signed by Lender or oral statements or conversations at any time made or had shall be inconsistent with the provisions of this Note and the other Loan Documents, the same shall be null and void.

(r) "BUSINESS PURPOSE" WARRANTY. The undersigned covenants and warrants that the proceeds of this Loan shall be used solely for business purposes and that the transaction evidenced hereby is not a consumer transaction subject to MGL c.140D, Federal Reserve Board Regulation Z or other "consumer protection" statutes, regulations or restrictions, without exception.

(s) RIGHTS OF SET OFF. Borrower grants to the Lender a continuing lien for the amount of this Note upon any and all monies, securities and other property of Borrower and the proceeds thereof, now or hereafter held or received by or in transit to the Lender from or for Borrower whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, any and all claims of Borrower against the Lender at any time existing. Upon the occurrence of an Event of Default and failure of Borrower to cure such Event of Default within any applicable cure period, the Lender is authorized at any time and from time to time, without notice to Borrower, regardless of the adequacy of any other collateral, and without requiring the Lender to first proceed against any other security interest, to set off, appropriate and apply any and all items hereinabove referred to against the outstanding indebtedness evidenced by this Note. Lender shall be deemed to have exercised such right of set off immediately at the time Lender elects to make such set off, even though any charge therefor is made or entered on Lender's records subsequent thereto.


IN WITNESS WHEREOF, Borrower has caused this instrument to be executed by William A. Frey, III, its duly authorized President and Treasurer, and its corporate seal to be hereunto affixed as of the date first above written.


                                     PITTSFIELD MOLD & TOOL, INC.



                                   By: /s/ William A. Frey, III
                                    William A. Frey, III,

                                    President and Treasurer


                COMMONWEALTH OF MASSACHUSETTS

BERKSHIRE, ss.                               September 29, 1999

Then personally appeared the above-named William A. Frey, III,
President and Treasurer, who acknowledged the foregoing instrument to be the free act and deed of Pittsfield Mold & Tool, Inc., before me,


                                /s/ Gerald A. Denmark
                                Gerald A. Denmark, Notary Public

My Commission Expires:  7/27/01